Filed Pursuant to Rule 497(e)

Registration No. 033-10583

The Gabelli Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions? Call 800-GABELLI or your investment representative.

The Gabelli Growth Fund

Class	Ticker Symbol
AAA	GABGX
A	GGCAX
C	GGCCX
I	GGCIX

PROSPECTUS

April 30, 2025, as amended November 7, 2025

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objectives

The Fund primarily seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 16 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held seven days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.35%	1.35%	2.10%	1.10%

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$137	$427	$739	$1,623
Class A Shares	$705	$978	$1,272	$2,107
Class C Shares	$313	$658	$1,129	$2,432
Class I Shares	$112	$350	$607	$1,341

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$137	$427	$739	$1,623
Class A Shares	$705	$978	$1,272	$2,107
Class C Shares	$213	$658	$1,129	$2,432
Class I Shares	$112	$350	$607	$1,341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund will primarily invest in common stocks. The Fund may also invest in foreign securities. The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”), invests the Fund’s assets in companies which the portfolio manager believes have above average or expanding market shares, profit margins, and returns on equity. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives in the judgment of the portfolio manager.

The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. Government, various trade associations and other sources, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies

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and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock and preferred stock. Many of these common stocks will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price. For additional information about selection of investments suitable for the Fund, see page 9 of the prospectus.

Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek both growth of capital and some income

●	you believe that the market will favor growth over value stocks over the long term

●	you wish to include a growth strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the Fund. Foreign securities are subject to currency, information, and political risks. The Fund is also subject to the risk that the portfolio manager’s judgments about the above average growth potential of particular companies’ stocks is incorrect and the perceived value of such stocks is not realized by the market, or their prices decline.

Investing in the Fund involves the following risks:

●	Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money.

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Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Funds may invest, which may cause the value of the Funds’ investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Emerging Markets Risk. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

●	Convertible Securities and Credit and Interest Rate Risk. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in the interest rates (investment value) and, in addition, fluctuates in relation to the underlying common stock (conversion value). When interest rates decline, the investment value of such securities generally rises. Conversely, when interest rates rise, the investment value of such securities generally declines. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due. The Fund is subject to a greater risk of rising interest rates due to the current period of rising interest rates. There is a possibility that interest rates may continue to rise further in the future, particularly in response to actions of the Federal Reserve to combat the currently high rates of inflation. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

●	Interest Rate Risk Generally. Investments in dividend paying securities and other securities with an income component, including preferred stock and securities convertible into or exchangeable for common or preferred stock, involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund is subject to a greater risk of rising interest rates due to the current period of rising interest rates. Recently, the Federal Reserve has been raising interest rates from historically low levels. The Federal Reserve’s aggressive increases to the federal funds rate may present a greater risk than has historically been the case due to the previous prolonged period of low interest rates and the market’s reaction to the Federal Reserve’s initiatives. Furthermore, there is no way of predicting or knowing when, or if, the Federal Reserve may enact cuts to the federal funds rate. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

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●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

●

Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

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Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI GROWTH FUND
(TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
5.11%
2.83%
29.49%
1.83%
34.51%
39.12%
22.48%
-39.04%
45.39%
35.50%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the calendar years shown in the bar chart, the highest return for a quarter was 26.60% (quarter ended June 30, 2020), and the lowest return for a quarter was (25.02)% (quarter ended June 30, 2022).

Average Annual Total Returns (for the years ended December 31, 2024 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Growth Fund Class AAA Shares
Return Before Taxes	35.50%	15.39%	14.62%
Return After Taxes on Distributions	33.63%	14.34%	13.17%
Return After Taxes on Distributions and Sale of Fund Shares	22.40%	12.27%	11.79%
Class A Shares
Return Before Taxes	27.71%	14.04%	13.94%
Class C Shares
Return Before Taxes	33.49%	14.53%	13.76%
Class I Shares
Return Before Taxes	35.84%	15.68%	14.90%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Howard F. Ward, CFA, portfolio manager of the Adviser and Chief Investment Officer of Growth Equities for GAMCO Investors, Inc., has served as portfolio manager of the Fund since 1995. Mr. John Belton, CFA, portfolio manager of the Adviser, has served as portfolio manager of the Fund since 2024. Mr. Belton was most recently an Investment Analyst and Partner at Absoluto Partners Global. Prior to joining Absoluto in 2021, Mr. Belton was an Equity Research Analyst at Evercore ISI for six years, culminating as a Vice President, Equity Research. Mr. Belton holds an MBA with Honors in Finance and Economics from Columbia Business School, a BA in Mathematics and Philosophy from Boston College, and is a CFA Charterholder.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $50,000 when purchasing the shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone at 800-GABELLI (800-422-3554), if you have an existing account with banking instructions on file.

Fund shares can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

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Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s primary investment objective is to seek to provide capital appreciation, and current income is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.

The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Adviser will invest the Fund’s assets primarily in companies that the portfolio manager believes have above average or expanding market shares, profit margins, and returns on equity. The Adviser will sell any Fund investments that lose their perceived value when compared to other investment alternatives in the judgment of the portfolio manager.

The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. Government, various trade associations and other sources, and published corporate financial data such as annual reports and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and, to a lesser extent, securities which may be converted at a later time into common stock. Many of these common stocks will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:

●	Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

●	Defensive Investments. When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include obligations of the U.S. government and its agencies and instrumentalities and short term money market investments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

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The Fund may also engage in other investment practices in order to achieve its investment objectives. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

●	Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

●

Equity Risk. Equity risk is the risk that the prices of the equity securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause an equity security to be worth less than it was worth when purchased by the Fund. Because the value of equity securities, and thus shares of the Fund, could decline, you could lose money.

●

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

●	Foreign Securities Risk. The Fund’s investments outside the United States carry additional risks that include:

●	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. In addition, the Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

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●	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

●	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war. In particular, the consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value. In addition, the conflict between Israel and Hamas and the involvement of the United States and other countries, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations.

●	Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

●	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

●

Emerging Markets Risk — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

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●	Eurozone Investment Risks — A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.

In the past, certain European countries have implemented negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

On January 31, 2020, the United Kingdom officially withdrew from the EU, commonly referred to as “Brexit.” Following a transition period, the United Kingdom and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021, and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the United Kingdom and wider European markets. The economic effects of Brexit, including certain negative impacts on the ability of the United Kingdom to trade seamlessly with the EU, are becoming clearer, but some political, regulatory and commercial uncertainty in relation to the longer term impacts nevertheless remains to be resolved. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the United Kingdom’s relationships with other countries, including the United States, and with the EU, may negatively impact the value of investments held by the Fund. Among other things, these developments have adversely affected the value and exchange rate of the Euro and British Pound Sterling. A depreciation of the British Pound Sterling and/or the Euro in relation to the U.S. Dollar could adversely affect the Fund’s investments denominated in British Pound Sterling or Euros, regardless of the performance of the underlying issuer.

●	Globalization Risks — The growing interconnectedness of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to a novel strain of the coronavirus (COVID-19), the adoption or prolongation of protectionist trade policies by one or more countries, war, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

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●	Convertible Securities and Credit and Interest Rate Risk. The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return and are able to tolerate the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally lower than would be the case if the securities were not convertible. During periods of rising interest rates, the potential for capital gain on a convertible security might be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount. When interest rates decline, the investment value of such securities generally rises. Conversely, when interest rates rise, the investment value of such securities generally declines. The Fund is subject to a greater risk of rising interest rates due to the current period of rising interest rates. There is a possibility that interest rates may continue to rise further in the future, particularly in response to actions of the Federal Reserve to combat the currently high rates of inflation. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

●	Interest Rate Risk Generally. Investments in dividend paying securities and other securities with an income component, including preferred stock and securities convertible into or exchangeable for common or preferred stock, involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other mutual funds that invest in similar securities.

●

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved

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in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, Russia’s military invasion of Ukraine and the conflict between Israel and Hamas, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan and the United Kingdom’s departure from the European Union (commonly referred to as “Brexit”), and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

ReFlow Liquidity Program. The Fund may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While

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ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Fund by ReFlow are exempt from the Fund’s 2.00% short term trading fee policy as described in this Prospectus.

In the event the Fund uses the ReFlow program, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund’s shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. When ReFlow redeems all or part of a position in the Fund, the Fund may pay all or a portion of such redemption in kind. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow.

MANAGEMENT OF THE FUND

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company that serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Trustees (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds (“Gabelli Fund Complex” or “Fund Complex”). The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended December 31, 2024, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of the Fund’s average daily net assets.

The Fund’s Form N-CSR for the period ended June 30, 2024, contains a discussion of the basis of the Board’s determination to continue the investment advisory agreement.

The Portfolio Managers. Mr. Howard F. Ward, CFA, and Mr. John Belton, CFA, are primarily responsible for the day to day investment management of the Fund’s investments. Mr. Ward joined the Adviser in 1995 and currently serves as GAMI’s Chief Investment Officer of Growth Equities. Mr. Ward is also a portfolio manager of the Gabelli Global Growth Fund, a series of GAMCO Global Series Funds, Inc. Mr. Belton joined the Adviser in January 2024 and currently serves as a Managing Director of its Growth Products. Mr. Belton is also a portfolio manager of the Gabelli Growth Innovators ETF.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by him, and his ownership of securities in the Fund.

INDEX DESCRIPTION

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the US equity universe. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the Russell 1000 Growth Index.

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CLASSES OF SHARES

Four classes of the Fund’s shares are offered in this prospectus — Class AAA shares, Class A shares, Class C shares, and Class I shares. The Fund is not designed for market timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares.

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000.

The Fund’s Class AAA shares are offered only to (1) clients of broker-dealers or other financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform and (2) customers of the Distributor.

Class I shares are available to investors with a minimum investment of $50,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. Such brokers or financial intermediaries may have different requirements as to the investment minimum. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary.

The Distributor or its affiliates may, in their discretion, accept investments from purchasers that do not meet the qualification requirements.

There is no minimum for subsequent investments.

The table that follows summarizes the differences among the classes of shares.

●	A “front-end sales load” or sales charge, is a one time fee that may be charged at the time of purchase of shares.

●	A contingent deferred sales charge (“CDSC”) is a one time fee that may be charged at the time of redemption.

●	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

●	the length of time you plan to hold the shares;

●	the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

●	whether you qualify for a reduction or waiver of the Class A sales charge; and

●	whether you qualify to purchase Class AAA shares or Class I shares.

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	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	No.	Yes. The percentage declines as the amount invested increases. The offering price of a Class A share includes the front-end sales load.	No.	No.
Contingent Deferred Sales Charge?	No.	No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No.
Rule 12b-1 Fee	0.25%	0.25%	1.00%	None.
Convertible to Another Class?	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met. Conversion to Class A shares after approximately eight years.	No.
Fund Expense Levels	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class A shares.	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class AAA shares.	Higher annual expenses than Class AAA, Class A, and Class I shares.	Lower annual expenses than Class AAA, Class A, and Class C shares.

The following sections and Appendix A to this prospectus include important information about sales charges and sales charge reductions and waivers and describe information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers; please refer to Appendix A to this prospectus, which describes all such intermediaries. Information about sales charges and sale charge reductions and waivers to the various classes of the Fund’s shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

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If you...		then you should consider...
●	qualify for a reduced or waived front-end sales load	purchasing Class A shares instead of Class C shares
●	do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C shares instead of Class A shares
●	do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A shares instead of Class C shares
●	are eligible and wish to purchase at least $50,000 worth of shares	purchasing Class I shares
●	qualify for no-load	purchasing Class AAA shares

Sales Charge — Class A Shares. Unless you are eligible for a sales charge reduction or a waiver as set forth in Appendix A to this prospectus, the sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule. It is the purchaser’s responsibility to notify the Fund, the Distributor, or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers.

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load. The term “offering price” includes the front-end sales load.
**	Subject to a CDSC equivalent to the corresponding amount listed under the column “Reallowance to Broker-Dealers” for redemptions up to and including the last day of the eighteenth month after purchase.

No sales charge is imposed on reinvestment of dividends and distributions if you selected that option in advance of the distributions.

Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or volume discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Fund, then you are eligible for a reduced

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sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a CDSC of up to 1% may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent (“Letter”) agreeing to make purchases over time. Certain types of investors, as set forth below, are eligible for sales charge waivers.

Class A shares of the Fund may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load, as described in Appendix A to this prospectus.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation. In order to determine whether you qualify for a volume discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of the Fund during a thirteen-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

●	all of your accounts at the Fund or a financial intermediary;

●	any account of yours at another financial intermediary; and

●	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

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You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon Corporation, SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or “Transfer Agent”), State Street Bank and Trust Company, (“State Street”), BNY Investment Servicing (US) Inc., and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within ninety days of the redemption; (5) employee benefit plans; (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended (“1940 Act”), which have shares of the Fund as a principal investment; (7) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (8) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program; and (9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this prospectus should contact their broker or financial intermediary. Some of these investors may also qualify to invest in Class I shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

●	Class A shares up to and including the last day of the eighteenth month from when they we repurchased as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; or

●	Class C shares up to and including the last day of the twelfth month from when they we repurchased.

The CDSCs payable upon redemption of Class A shares in the circumstances described above are 1.00% for investments of $1 million but less than $2 million, 0.50% for investments of $2 million but less than $5 million, and 0.25% for investments of $5 million or more. The CDSC payable upon redemption of Class C shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

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The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares of the Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividend and capital gains distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

●	redemptions and distributions from retirement plans made after the death or disability of a shareholder;

●	minimum required distributions made from an IRA or other retirement plan account after you reach age 70½;

●	involuntary redemptions made by the Fund;

●	a distribution from a tax deferred retirement plan after your retirement; and

●	returns of excess contributions to retirement plans following the shareholder’s death or disability.

The CDSC may be waived if you purchase your shares through intermediaries identified in Appendix A to this prospectus.

Rule 12b-1 Plan. The Fund has adopted distribution plans under Rule 12b-1 for Class AAA, Class A, and Class C shares of the Fund (“Plans” or each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class AAA, Class A, and Class C shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside a Plan and not be subject to its limitations.

The Class AAA and Class A Plans authorize payments by the Fund at an annual rate of 0.25% of its average daily net assets attributable to Class AAA and Class A shares to finance distribution of its Class AAA and Class A shares or pay shareholder service fees. The Class C Plan authorizes payments by the Fund at an annual rate of 0.75% of its average daily net assets attributable to Class C shares to finance distribution of its Class C shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C shares than for Class AAA or Class A shares, Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee. Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

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PURCHASE OF SHARES

You can purchase the Fund’s shares on any Business Day.

●	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Gabelli Growth Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 219204 Kansas City, MO 64121-9204	The Gabelli Funds c/o SS&C GIDS 801 Pennsylvania Avenue, Suite 219204 Kansas City, MO 64105-1307

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

●	By Internet. You may open an account over the Internet at www.gabelli.com.

●	By Bank Wire or by ACH System. To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: Gabelli Growth Fund

Account # _________________

Account of [Registered Owners]

●	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, SS&C GIDS, will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to SS&C GIDS on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment, subject to a front end sales charge in the case of Class A shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A Shares.”

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Minimum Investments. The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). The minimum initial investment for Class I shares is $50,000 for investors purchasing Class I shares directly through the Distributor. Investors who wish to purchase Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares should consult their broker or financial intermediary with respect to any minimum investment amount required for their account. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General. SS&C GIDS will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements. In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain

23

cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I shares, the Fund may not make any payments for distribution related services.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of the sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans. The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class AAA, A, and C shares, the minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. For Class AAA, A, and C shares, there is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

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Telephone or Internet Investment Plan. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365, or visit our website at www.gabelli.com.

Voluntary Conversion. Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. For Class A, and Class C shares, this conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing Class AAA shares of the same Fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA, Class A, or Class C shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares generally should not be treated as a taxable event. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

Conversion of Class C shares to Class A shares. Investors whose accounts are held at the Fund’s transfer agent are eligible to hold Class C shares of the Fund only until the month of the 8-year anniversary of the purchase date. In the month of the 8-year anniversary of the purchase date, the Fund will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative NAVs of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the conversion feature may be suspended. If this were to happen, you would have the option of instructing the Fund to continue to convert your Class C shares of the Fund to Class A shares of the Fund at the anniversary date described above. This conversion would also be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Investors holding Class C shares of the Fund through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Fund. In this regard, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Fund may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your

25

shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 8-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Fund’s transfer agent or through another financial intermediary. Because Class C shares pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

Conversion Among Classes Based on Eligibility Criteria. Shareholders who hold their shares of the Fund directly at the Fund’s transfer agent are only eligible to hold the class of Fund shares with the lowest Distribution and Service (Rule 12b-1) Fees for which such shareholders are otherwise eligible to purchase or hold based on the minimum investment requirements and other eligibility criteria for that class.

In determining whether a shareholder is eligible to continue to hold any particular class of Fund shares, the Adviser considers each class’s minimum investment requirements and other eligibility criteria. See “Classes of Shares” herein.

The Adviser will make the foregoing eligibility determinations at least once per calendar year (the “Determination Date”). Based on this determination, if a shareholder who holds its shares directly at the Fund’s transfer agent is eligible to hold a class of Fund shares with lower Distribution and Service (Rule 12b-1) Fees, any of such shareholder’s shares not already held as that class will be converted to that class within approximately 30 calendar days following the Determination Date. In no event will a shareholder’s shares be converted to a class of shares bearing higher Distribution and Service (Rule 12b-1) Fees, irrespective of the foregoing eligibility determinations.

For U.S. federal income tax purposes, the conversion of a shareholder’s investment from one class of shares of the Fund to another class of shares of the Fund generally should not result in the recognition of gain or loss. Thus, in general, the shareholder’s tax basis in the new class of shares immediately after the conversion should equal the shareholder’s tax basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the Securities and Exchange Commission (“SEC”)), or when an emergency exists (as determined by the SEC), and the Fund cannot sell its portfolio securities or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. The purchase and redemption of shares under the ReFlow Liquidity Program are exempt from the 2.00% short term trading fee policy that is described below, as these transactions do not raise market timing or excessive trading concerns.

The Fund redeems its shares based on the NAV per share next determined after the time as of which the Fund or, if applicable its authorized designee, receives your redemption request in proper form, subject in some cases to a redemption fee or a CDSC, as described under “Classes of Shares Contingent — Deferred

26

Sales Charges” or a redemption fee as described below in this section. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses). In instances where a redemption fee is triggered, a CDSC may also apply, as described in greater detail in other parts of this prospectus.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund or, if applicable its authorized designee, receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Class AAA, Class A, Class C, and Class I shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser, the Distributor, or any third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the

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Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

●	By Letter. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, 219204, Kansas City, MO 64121-9204. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

●	By Telephone or the Internet. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with SS&C GIDS by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If SS&C GIDS properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither SS&C GIDS nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank

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wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that SS&C GIDS may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send an ACH system credit or wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker or other financial intermediary, the broker or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC and redemption fee, if applicable) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with SS&C GIDS. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege. A shareholder in the Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within ninety days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds. The Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in-kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, the Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment

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Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, the Fund receives redemption requests through the National Securities Clearing Corporation (“NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, the Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are held at the Fund’s transfer agent (as opposed to shareholders whose accounts are held in “street name” at a broker or other financial intermediary).

Redemption In Kind. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the Fund may pay your redemption proceeds in portfolio securities if (a) you redeem more than $250,000 over the preceding three months, and (b) either the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund or you have indicated a preference to the Fund for redemptions in kind. In either such an instance, the Fund would communicate to you its intention to meet your redemption request in portfolio securities. The Fund intends to honor requests from shareholders for in kind redemptions where it is practicable to do so and otherwise in the best interest of the Fund.

Securities received in kind will remain subject to the risk of market fluctuations until sold; however, the Fund’s policy is only to distribute securities to you from its portfolio of investments that meet the following criteria: (i) traded on a major stock exchange and have a free float of at least $500 million, or (ii) the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. In either case, the Fund will not distribute an amount of securities of a particular issuer that exceeds 25% of the average daily trading volume of such security over the preceding 20 trading days.

The specific security or securities to be distributed will be selected by an ad hoc committee of independent Board members pursuant to a written policy adopted by the Board, including the independent Board members. Subject to the Fund’s redemption in kind policy, and any applicable laws or regulations, the securities to be distributed could be individual securities, a representative basket of securities or a pro-rata slice of the Fund’s portfolio securities that are traded on a major stock exchange and have a free float of at least $500 million. In identifying potential individual securities to be distributed, the Fund’s redemption in kind policy favors securities with significant levels of unrealized capital appreciation and, within that category, further favors securities that are the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. The ad hoc committee of independent Board members also has the authority to reject a redemption in kind, and require a cash redemption.

Shareholders would be paid in portfolio securities without their prior consent or request only in instances where the ad hoc committee of independent Board members believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may

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incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Redemptions in kind by ReFlow are subject to the procedures described in the section titled “Investment Objectives, Investment Strategies, and Related Risks—ReFlow Liquidity Program.” Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554) or contact your broker. Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility).

In effecting an exchange:

●	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

●	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;

●	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

●	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;

●	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

●	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

●	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).

●	Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your

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account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

●	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Equity securities that are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American

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markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the fair value procedures adopted pursuant to Rule 2a-5 under the 1940 Act) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the Adviser.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Over-the-counter futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

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Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as “valuation designee,” pursuant to fair value procedures adopted pursuant to Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at the NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution may represent a partial return of capital in an economic sense. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends out of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, if you are a U.S. shareholder, except that certain qualified dividends may be eligible for a reduced rate (provided certain holding period and other requirements are met). Properly reported distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (“Capital Gain Dividends”), are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

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After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% additional tax on dividend and other net investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

By law, the Fund must withhold, as federal backup withholding, a percentage of your taxable distributions and redemption proceeds, currently at a 24% rate, if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. Tax consequences are not the primary consideration of the Fund in implementing its investment strategy. You may realize taxable income even during periods in which the share value of the Fund has declined. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years of the Fund’s Class AAA, Class A, Class C, and Class I shares. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s Form N-CSR, which is available upon request.

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The Gabelli Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Loss	Operating Expenses		Portfolio Turnover Rate
Class AAA
2024	$87.01	$(0.88)	$31.90	$31.02	$(6.97)	$—		$(6.97)	$0.00	$111.06	35.50%	$469,812	(0.85)%	1.35%		24%
2023	60.84	(0.61)	28.23	27.62	(1.45)	—		(1.45)	0.00	87.01	45.39	675,189	(0.81)	1.39		31
2022	99.81	(0.64)	(38.33)	(38.97)	—	—		—	0.00	60.84	(39.04)	508,491	(0.86)	1.37	(c)	34
2021	85.55	(0.84)	20.12	19.28	(5.02)	—		(5.02)	0.00	99.81	22.48	919,152	(0.90)	1.34		45
2020	65.82	(0.45)	26.18	25.73	(6.00)	(0.00	)(b)	(6.00)	0.00	85.55	39.12	825,377	(0.60)	1.37		65
Class A
2024	$87.04	$(0.90)	$31.93	$31.03	$(6.97)	$—		$(6.97)	$0.00	$111.10	35.50%	$21,659	(0.85)%	1.35%		24%
2023	60.85	(0.61)	28.25	27.64	(1.45)	—		(1.45)	0.00	87.04	45.41	13,680	(0.81)	1.39		31
2022	99.83	(0.64)	(38.34)	(38.98)	—	—		—	0.00	60.85	(39.05)	9,469	(0.87)	1.37	(c)	34
2021	85.57	(0.85)	20.13	19.28	(5.02)	—		(5.02)	0.00	99.83	22.47	18,700	(0.90)	1.34		45
2020	65.84	(0.47)	26.20	25.73	(6.00)	(0.00	)(b)	(6.00)	0.00	85.57	39.11	13,749	(0.62)	1.37		65
Class C
2024	$69.68	$(1.36)	$25.50	$24.14	$(5.54)	$—		$(5.54)	$0.00	$88.28	34.49%	$17,204	(1.59)%	2.10%		24%
2023	49.09	(0.95)	22.70	21.75	(1.16)	—		(1.16)	0.00	69.68	44.30	5,226	(1.56)	2.14		31
2022	81.14	(0.97)	(31.08)	(32.05)	—	—		—	0.00	49.09	(39.50)	2,923	(1.61)	2.12	(c)	34
2021	70.84	(1.27)	16.59	15.32	(5.02)	—		(5.02)	0.00	81.14	21.55	5,358	(1.65)	2.09		45
2020	55.66	(0.87)	22.05	21.18	(6.00)	(0.00	)(b)	(6.00)	0.00	70.84	38.09	5,150	(1.37)	2.12		65
Class I
2024	$90.81	$(0.67)	$33.35	$32.68	$(7.29)	$—		$(7.29)	$0.00	$116.20	35.84%	$677,475	(0.59)%	1.10%		24%
2023	63.33	(0.44)	29.43	28.99	(1.51)	—		(1.51)	0.00	90.81	45.77	205,629	(0.56)	1.14		31
2022	103.66	(0.47)	(39.86)	(40.33)	—	—		—	0.00	63.33	(38.91)	132,968	(0.61)	1.12	(c)	34
2021	88.48	(0.63)	20.83	20.20	(5.02)	—		(5.02)	0.00	103.66	22.77	220,590	(0.65)	1.09		45
2020	67.75	(0.28)	27.01	26.73	(6.00)	(0.00	)(b)	(6.00)	0.00	88.48	39.48	149,315	(0.35)	1.12		65

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2022 there was no material impact on the expense ratios.

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APPENDIX A

Sales Charge Reductions and Waivers Available through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers, shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Classes of Shares” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. The specific sales charge waivers and/or discounts for the intermediaries below are implemented and solely administered by the particular intermediary. Please contact that intermediary to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

The information in this Appendix A is part of, and incorporated into, the Fund’s prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

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Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

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Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b)plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

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●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/ or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased by or through a 529 Plan.

●	Shares purchased through a OPCO affiliated investment advisory program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

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●	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus.

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

●	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Ameriprise Financial

Front-End Sales Charge Reductions on Class A Shares Purchased through Ameriprise Financial:

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

●	Transaction size breakpoints, as described in this prospectus or the SAI.

●	Rights of accumulation (ROA), as described in this prospectus or the SAI.

●	Letter of intent, as described in this prospectus or the SAI.

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Front-End Sales Charge Waivers on Class A Shares Purchased through Ameriprise Financial:

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

●	Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

●	Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

●	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

●	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC Waivers on Class A and C Shares Purchased through Ameriprise Financial:

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

●	Redemptions due to death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI.

●	Redemptions made in connection with a return of excess contributions from an IRA account.

●	Shares purchased through a Right of Reinstatement (as defined above).

●	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

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Robert W. Baird & Co. (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account are only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI:

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.

●	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.

●	Shares purchased using the proceeds of redemptions from a Gabelli Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

●	Shares bought due to returns of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

●	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus.

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Gabelli Fund assets held by accounts within the purchaser’s household at Baird. Eligible Gabelli Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Gabelli Funds through Baird, over a 13-month period of time.

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The Gabelli Growth Fund

Class AAA, A, C, and I Shares

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports and Form N-CSR:

The Fund’s semiannual and annual reports to shareholders and Form N-CSR contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference into, and is legally considered a part of, this prospectus.

Appendix A:

Appendix A to this prospectus, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” is a separate document that is incorporated by reference into this prospectus and contains information on sales charge reductions and waivers that differ from the sales charge reductions and waivers disclosed in this prospectus and the related SAI.

You can obtain free copies of these documents and prospectuses of other funds in the
Gabelli Fund Complex, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

The Gabelli Growth Fund
One Corporate Center
Rye, NY 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

You can also view reports and other information about the Fund on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-04873)

THE GABELLI GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2025, as amended November 7, 2025

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes The Gabelli Growth Fund, a Massachusetts business trust (the “Fund”). This SAI should be read in conjunction with the Fund’s prospectus for Class AAA, Class A, Class C, and Class I shares dated April 30, 2025, as amended November 7, 2025. This SAI is incorporated by reference in its entirety into the Fund’s prospectus. The Fund’s financial statements, contained in the Fund’s Form N-CSR, are incorporated by reference into this SAI. For a free copy of the Fund’s prospectus or financial statements, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

CLASS	TICKER SYMBOL
AAA	GABGX
A	GGCAX
C	GGCCX
I	GGCIX

i

GENERAL INFORMATION

The Fund is a diversified, open-end management investment company organized under the laws of the Commonwealth of Massachusetts on October 24, 1986. The Fund commenced investment operations on April 10, 1987. The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422. The Fund is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Fund’s prospectus discusses the investment objectives of the Fund and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objectives, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Fund may invest in any of the securities described below.

Equity Securities

Because the Fund may invest in the common stocks of both domestic and foreign issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in the Fund’s portfolio thus may be expected to fluctuate. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, and as they are senior to common stock, such securities tend to have less possibility of capital appreciation.

Convertible Securities

The Fund may invest in convertible securities. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Fund will primarily purchase investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 15% of its assets in lower rated, more speculative convertible debt securities which appear to present an advantageous means of acquiring common stock having potential capital appreciation provided such securities have a rating of, or equivalent to, at least an S&P rating of “B” or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations having a “B” rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. Although lower rated debt securities generally have higher yields, they are also more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. A description of corporate debt ratings, including convertible securities, is contained in Appendix A.

Convertible securities may include corporate notes or preferred stock, but are primarily long term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Interest rates have risen in recent months, and the risk that they may continue to do so is pronounced. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security, or sell the security because of a change in its rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. The Adviser considers interest and dividend yield only to confirm that they are reasonably consistent with prevailing rates for securities of similar quality, which provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the portfolio manager, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Borrowing

The Fund may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge, or hypothecate up to 20% of its assets (not including the amounts borrowed) to secure such borrowings.

Borrowing may exaggerate the effect on net asset value per share (“NAV”) of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of securities purchased.

Investments in Foreign Securities

The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared with dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and some foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable with those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions may be fixed or higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The following provides more detail on certain pronounced risks with foreign investing:

●	Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency-denominated investments.

●	Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

●	EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Emerging Markets. The risks discussed above are more pronounced in securities of companies located in emerging markets. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Investing in Europe. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the Euro and the British Pound Sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

One or more countries could abandon the euro and/or withdraw from the EU, which could weaken the EU and, by extension, its remaining members. In addition, any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. In the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency. The United Kingdom formally left the EU in January 2020 (commonly known as “Brexit”) and entered into a new trade agreement with the EU, which became effective in January 2021. Significant economic and regulatory uncertainty caused by the United Kingdom’s exit from the EU has resulted in volatile markets for the United Kingdom and broader international financial markets. In addition, financial markets may experience, among other things, greater illiquidity, currency fluctuations, a decline in cross-border investment between the United Kingdom and the EU, and lower economic growth for companies that relied significantly on the United Kingdom and/or the EU for their business activities and revenues. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the United Kingdom’s relationships with other countries, including the United States, and with the EU, may negatively impact the value of investments held by the Fund.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the Euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Investments in Warrants and Rights

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investments in Small, Unseasoned Companies, and Other Illiquid Securities

The Fund may invest in small, less well-known companies which have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

The Fund may invest, in the aggregate, up to 10% of its net assets in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission (the “SEC”), may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees (the “Board”). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Fund will monitor their liquidity. To the extent such securities are treated as liquid, temporary impairment to trading patterns of such securities may adversely affect the Fund’s liquidity.

Loans of Portfolio Securities

To increase income and pay a portion of its expenses, the Fund may lend its portfolio securities to broker-dealers or financial institutions, provided the loan is (1) collateralized according to the regulatory requirements discussed below, and (2) limited in aggregate to 1/4 of the Fund’s net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must be cash, a letter of credit from a U.S. bank, or U.S. government securities and must at all times at least equal the value of the loaned securities. The Fund must receive reasonable interest on the loan, any distributions on the securities, and any increase in their market value. The Fund may also pay reasonable finders’, custodian, and administrative fees. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”) and permit it to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund. In general, securities of companies that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. The increased market price of these securities may reflect a discount to what the stated or appraised value of the security would be if the contemplated transaction is approved and consummated. These investments may be particularly advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser. The Adviser must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s investments in a single corporate reorganization transaction may be limited by its fundamental policies regarding diversification among issuers and industry concentration (see “Investment Restrictions” below). Because such investments are ordinarily short term in nature, they may increase the Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of significant capital appreciation in relation to both the risks involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian, through book-entry notations, cash, or liquid high grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis.

Other Investment Companies

To the extent permitted by law, the Fund may invest up to 10% of the Fund’s total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more than 3% of the voting securities of any one investment company). Investments in other investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, the Fund’s shareholders will be subject to duplicative investment expenses.

The foregoing 3%/5%/10% limits may be exceeded in certain circumstances if the Fund complies with certain exemptive provisions under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller that undertakes to repurchase the security at a specified resale price on an agreed future date. Custody of such security is maintained by the Fund’s custodian. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation could be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements are usually settled within a short period, such as one week or less, but could be longer. Except for repurchase agreements settled within a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, the Fund’s investments in repurchase agreements are subject to the limit of investing no more than 15% of its net assets in illiquid securities. Therefore, the Fund will not enter into repurchase agreements with a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

Writing Covered Call Options

The Fund may write (sell) “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the asset involved in the option.

A call option gives the holder (buyer) the “right to purchase” a security, currency, or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own at least the same quantity of the security, currency, or other assets subject to the option or an option to purchase the same underlying security, currency, or other asset, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. Writing covered call options may be used by the Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset. The Fund does not consider an asset covering a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. The Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If the Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If the Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by the Fund. However, gains and losses on investments in options depend in part on the Adviser’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

Purchasing Put Options

The Fund may purchase put options in securities, currencies, or other assets owned by the Fund or on options to purchase the same underlying security, currency, or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, the Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying asset owned by the Fund (a “protective put”) but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset’s value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

Hedging Transactions

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by open-end funds, which the Fund was required to comply with as of August 19, 2022. As a result, the Fund is required to implement and comply with the limits of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework previously used to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require the Fund, if the Fund’s use of derivatives is more than a limited specified exposure amount (10% of net assets), to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. These requirements may limit the ability of the Fund to invest in derivatives, engage in securities lending activities, short sales, reverse repurchase agreements and similar financing transactions. Additionally, Rule 18f-4 and the SEC’s corresponding rescindment and withdrawal of prior guidance and relief related to asset segregation and asset coverage requirements under section 18 of the 1940 Act may affect the Fund’s ability to implement its investment strategy, pursue its investment objectives and may increase the cost of the Fund’s investments.

While hedging transactions can reduce or eliminate losses, they can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives may also give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Future CFTC or SEC rulemakings could potentially further limit or completely restrict the Fund’s ability to use these instruments as a part of the Fund’s investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments or may change the availability of certain investments. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Derivatives Transactions Subject to Rule 18f-4

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Market Disruption and Geopolitical Risk

General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve their investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and NAV. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials and other individuals in Russia and Belarus. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on companies in which the Fund invest. Such consequences also may increase such companies’ funding costs or limit their access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on our performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese Yen and the Euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, the Hamas terrorist attacks, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to interest rates and quantitative easing, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Interest Rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of the Fund and the Fund’s rate of return. A reduction in the interest or dividend rates on new investments relative to interest or dividend rates on current investments could also have an adverse impact on the Fund’s net investment income. An increase in interest rates could decrease the value of any investments held by the Fund that earn fixed interest or dividend rates, including debt securities, convertible securities, preferred stocks, loans and high-yield bonds, and also could increase interest or dividend expenses, thereby decreasing net income.

There is a risk that increased interest rates may cause the economy to enter a recession. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Any such recession would negatively impact the Fund and the investments held by the Fund. These impacts may include:

●	severe declines in the Fund’s NAV;

●	inability of the Fund to accurately or reliably value their portfolios;

●	inability of the Fund to pay any dividends or distributions;

●	inability of the Fund to maintain its status as RIC under the Code;

●	declines in the value of the Fund’s investments;

●	increased risk of default or bankruptcy by the companies in which the Fund invest;

●	increased risk of companies in which the Fund invest being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern; and

●	limited availability of new investment opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Fund’s shares and dividends may decline. In addition, during any periods of rising inflation, interest rates of any debt securities held by the Fund would likely increase, which would tend to further reduce returns to shareholders. This risk is greater for fixed-income instruments with longer maturities.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. Such regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund, and/or increase overall expenses of the Fund.

Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund is required to establish a comprehensive derivatives risk management program, comply with a VaR based leverage limit, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.

In response to the current economic environment, there may be increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

Certain of the Fund’s investments may provide exposure to coupon rates that were based on the London Interbank Offered Rate (“LIBOR”), or are based on the Secured Overnight Financing Rate (“SOFR”), the Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. LIBOR was phased out at the end of June 2023. SOFR was selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States, and U.S. law requires that contracts without a practicable LIBOR alternative, default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR was an unsecured rate that included an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically was published for various maturities, ranging from overnight to one year. Certain contracts provided for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it provided adequate compensation. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, certain issuers may have encountered obstacles to converting their investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. Market participants may have transitioned Reference Rates through contractual amendments, legislation, market wide protocols, fallback contractual provisions, bespoke negotiations or otherwise.

The termination of certain Reference Rates presents risk to the Fund. The failure of issuers to transition could lead to increased volatility and illiquidity in markets for instruments that have yet to rely on a substitute to determine their next coupon rates and a reduction in the values of those investments, all of which would impact the Fund. Various complexities brought about by significant changes to operational processes and IT systems may not be complete, and coordination with other market participants may be severely impacted, which may negatively impact the Fund.

In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Special Risks Related to Cybersecurity

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyberattacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund at net asset value up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at the Fund’s or ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. While ReFlow holds the Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Fund by ReFlow are exempt from the 2.00% short term trading fee policy as described in the Prospectus as these transactions do not raise market timing or excessive trading concerns. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. The Fund’s participation in the ReFlow program will be reviewed periodically by the Board.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund’s shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1.	Purchase the securities of any one issuer, other than the U.S. government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

2.	Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

3.	Purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.	Make loans of its assets except for the purchase of debt securities;

5.	Borrow money, except subject to the restrictions set forth in this SAI;

6.	Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (5) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

7.	Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase;

8.	Act as an underwriter of securities of other issuers;

9.	Invest, in the aggregate, more than 10% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or repurchase agreements maturing or terminable in more than seven days;

10.	Purchase or otherwise acquire interests in real estate, real estate mortgage loans, or interests in oil, gas, or other mineral exploration or development programs;

11.	Sell securities short or invest in options, except that the Fund may (i) buy put options on assets it holds or has the right to obtain, (ii) sell call options on securities it holds or has the right to obtain, and (iii) buy and sell offsetting options to terminate the Fund’s obligations;

12.	Purchase or acquire commodities or commodity contracts;

13.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

14.	Participate on a joint, or a joint and several, basis in any securities trading account; or

15.	Invest for the purpose of exercising control over management of any company (the Fund does not view efforts to affect management or business decisions of portfolio companies as investing for the purpose of exercising control).

Additionally, subject to the guidelines of the Board, the Fund may choose to engage in futures, certain options and certain currency transactions (“commodity interest transactions”), but in each case in accordance with the rules and regulations of the U.S. Commodity Futures Trading Commission (“CFTC”). The Fund operates pursuant to an exclusion from the definition of “commodity pool operator” to avoid registration with the CFTC. This exclusion imposes trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the future, options or swaps markets.

portfolio holdings information

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-PORT or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons”, as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain brokers-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a semiannual basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc., Donnelley Financial Solutions, and Appatura provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

TRUSTEES AND OFFICERS

Under Massachusetts law, the Fund’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and Officers of the Fund is set forth below.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships

INTERESTED TRUSTEES(4):

Mario J. Gabelli Trustee 1942	Since 1987	31(8)	Chairman, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Trustee 1944	Since 1995	12	Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT TRUSTEES(5):

James P. Conn Trustee 1938	Since 1992	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—

Robert J. Morrissey Trustee 1939	Since 2001	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Anthonie C. van Ekris Trustee 1934	1987 - 1989 1992 - present	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza(6)(7) Trustee 1945	1987 - 1996 2000 - present	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate);	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Executive Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, New York 10580-1422.
(2)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser. Messrs. Mario J. Gabelli and John D. Gabelli are brothers.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act, are considered to be “Independent” Trustees.
(6)	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(7)	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.
(8)	As of December 31, 2024, there is a total of 50 registered investment companies in the Fund Complex. Of the 50 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.

The Board believes that each Trustee’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them; to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions, and through experience from service as a member of the Board and one or more of the other funds in the Gabelli Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chair of the Board of Trustees of the Fund. Mr. Gabelli is Chair, Co-Chief Executive Officer, and Chief Investment Officer—Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

John D. Gabelli. Mr. Gabelli was a Senior Vice President of G.research, LLC, an institutional research and brokerage firm which is an affiliate of the Adviser. He has over thirty-five years of experience in the asset management industry. Mr. Gabelli serves on the boards of other funds in the Gabelli Fund Complex. He also sits on the boards of various charitable foundations, including the Mount Vernon Police Foundation.

Independent Trustees

James P. Conn. Mr. Conn is the Chairman of the Fund’s Audit committee and a member of the Fund’s Nominating and ad hoc Proxy Voting Committees. He has been designated as the Fund’s Audit Committee Financial Expert. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Robert J. Morrissey, Esq. Mr. Morrissey has over forty-five years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate, including as current senior partner of a law firm. He is a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Morrissey serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Morrissey serves as Chairman of the Board of Trustees of the Belmont Savings Bank in Massachusetts. He has also served as a trustee of Boston College and is continuing Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, a member of the Financial Council of the Archdiocese of Boston and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and a director of several other private and public funds, trusts, and foundations. Mr. Morrissey is a graduate of Boston College and Harvard Law School.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli Fund Complex and as a director of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza serves as Lead Independent Trustee of the Fund. He is a member of the Fund’s Audit, Nominating, and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Trustees. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with directors or trustees of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund Compensation Committee relating to the compensation of certain officers of the closed-end funds in the Fund Complex, and some of the Fund’s Trustees may from time to time also serve on this separate committee.

All of the Fund’s Trustees, other than Messrs. Mario J. Gabelli and John D. Gabelli, are Independent Trustees. The Board believes all of the Trustees are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Fund participate in the multi-fund ad hoc Compensation Committees described above).

The Fund’s Audit Committee consists of two members: Messrs. Conn (Chairman) and Zizza, who are Independent Trustees of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 6, 2025. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls, of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended December 31, 2024, the Audit Committee met twice.

The Fund’s Nominating Committee consists of two members: Messrs. Conn and Zizza, who are Independent Trustees of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2024.

The Fund’s ad hoc Proxy Voting Committee consists of three members: Messrs. Conn, Morrissey, and Zizza, who are Independent Trustees of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2024.

Trustee Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INTERESTED TRUSTEES:

Mario J. Gabelli	E	E
John D. Gabelli	A	E

INDEPENDENT TRUSTEES:

James P. Conn	A	E
Robert J. Morrissey	A	E
Anthonie C. van Ekris	E	E
Salvatore J. Zizza	E	E

*	Key to Dollar Ranges – Information as of December 31, 2024
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2024, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests	Percent of Class
James P. Conn	Same	PMV Consumer Acquisitions Corp.	Warrants	$3	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Limited Partner Interests	$2,704,106	1.54%

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

No trustee, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an Officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer, or employee of the Adviser, or any of its affiliates, an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each such Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. (All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Independent Trustee each receives an annual fee of $2,000.) The Chairman of the ad hoc Proxy Voting Committee and the Nominating Committee each receives a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain meetings held on behalf of the multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees. No Officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2024.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex**

INTERESTED TRUSTEES:

Mario J. Gabelli	$0	$0	(0)
John D. Gabelli	$0	$0	(0)

INDEPENDENT TRUSTEES:

James P. Conn	$20,000	$288,500	(23)
Robert J. Morrissey	$17,000	$72,000	(7)
Anthonie C. van Ekris	$17,000	$212,000	(23)
Salvatore J. Zizza	$20,000	$317,137	(35)

*	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2024.
**	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2024, by investment companies (including the Fund) or portfolios that are considered part of the same Fund Complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Fund, its Adviser, and the Distributor, have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Advisers subscribe to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Fund to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2025, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

Name and Address	% of Class	Nature of Ownership

Class AAA

Charles Schwab & Co. Inc. Special Custody Acct FBO Exclusive Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1901	34.81%	Record*

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	19.39%	Record*

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers New York, NY 10004-1965	5.98%	Record*

Class A

Pershing LLC Jersey City, NJ 07399-0001	26.32%	Record*

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund OPS Manager Minneapolis, MN 55401-7582	20.83%	Record*

Name and Address	% of Class	Nature of Ownership

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	20.77%	Record*

LPL Financial San Diego, CA 92121-3091	7.41%	Record*

Class C

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	88.38%	Record*†

Pershing LLC Jersey City, NJ 07399-0001	5.85%	Record*

*	Beneficial ownership is disclaimed.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of March 31, 2025, as a group, the Trustees and Officers of the Fund owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, a New York limited liability company and registered investment adviser under the Investment Adviser Act of 1940, as amended, serves as an investment adviser to registered investment companies, as well as one fund that trade on London Stock Exchange and three funds within a Luxembourg SICAV, with combined aggregate net assets of approximately $21.4 billion as of December 31, 2024. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMI, a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol “GAMI.” The Adviser is a wholly owned subsidiary of GAMI. Mr. Gabelli owns a majority of the stock of GGCP, Inc., (“GGCP”), which holds a majority of the capital stock and voting power of GAMI. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies having assets under management of approximately $10.7 billion as of December 31, 2024; Teton Advisors, LLC (previously Teton Advisors, Inc., with assets under management of approximately $330 million as of December 31, 2024), and its affiliated investment adviser, Keeley-Teton Advisers, LLC acts as investment adviser to The TETON Westwood Funds and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital, Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.3 billion as of December 31, 2024. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., the parent of Teton Advisors, LLC, as of December 31, 2024. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business, operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Amended and Restated Investment Advisory Contract (the “Contract”), which was approved by the Fund’s shareholders on May 11, 1992. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day to day investment decisions for the Fund, arranges the portfolio transactions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian (as defined below) and Transfer Agent (as defined below); (ii) oversees the performance of administrative and professional services to the Fund by others, including BNY Mellon Investment Servicing (US), Inc. the Fund’s Sub-Administrator (the “Sub-Administrator” or “BNY Mellon”), State Street Bank and Trust Company (“State Street”), the Fund’s Custodian, SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”) Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2024, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as investment adviser to others.

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets, payable out of the Fund’s net assets and allocable to each class on the basis of the assets attributable to such class.

Advisory Fees Paid to Adviser by the Fund

(Fiscal Years ended December 31)

2024	$10,826,654
2023	$7,889,499
2022	$8,376,559

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day to day management during the fiscal year ended December 31, 2024.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Howard F. Ward	Registered Investment Companies:	3	$3.1 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	92	$502.4 million	0	$0

John Belton	Registered Investment Companies:	2	$196.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	Less than $1 million	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If a portfolio managers identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of portfolio managers in the Gabelli organization is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers of the Fund receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than the portfolio manager’s compensation) allocable to the Fund. Additionally, Messrs. Howard Ward and John Belton receive similar incentive based variable compensation for managing other accounts within GAMCO Asset Management Inc., based on gross revenues. These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio managers:

Name	Dollar Range of Equity Securities Held in the Fund*
Howard F. Ward	E
John Belton	C

*	Key to Dollar Ranges – Information as of December 31, 2024.
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

The Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 103 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; $15 billion to $20 billion - 0.01%; and over $20 billion - 0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements. PwC provides audit services and tax preparation services in connection with the Fund.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian (“Custodian”) for the Fund’s cash and securities. SS&C Global Investor & Distribution Solutions, Inc., located at 801 Pennsylvania Avenue, Suite 219204, Kansas City, Missouri 64105-1307, performs the shareholder services and acts as the Fund’s transfer agent (“SS&C GIDS” or the “Transfer Agent”) and dividend disbursing agent. Neither SS&C GIDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly owned subsidiary of GAMI, having its principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A shares and contingent deferred sales charges (“CDSC”) for Class A and Class C shares received and retained by G.research and the Distributor:

Sales Commissions for the Years Ended December 31

	2022		2023		2024
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$51,548	$7,247	$58,077	$9,066	$102,981	$17,645
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$98	$298	$160	$160	$0	$6,065

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor or an affiliate during the fiscal year ended December 31, 2024:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation
$23,710	$6,065	$0	$0

*	Amounts of brokerage commissions were received and retained by G.research, an affiliate of the Adviser and Distributor.

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, and Class C shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Trustees. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA and Class A shares, and 1.00% of its average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Fund’s Board, including a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Trustees shall be limited to the Independent Trustees.

For the fiscal year ended December 31, 2024, the Fund made payments under the Plans for Class AAA, Class A, and Class C shares of $1,669,220 to the Distributor. The Plans compensate the Distributor regardless of its expense and may contain profit elements.

For the fiscal year ended December 31, 2024, the Distributor identified expenditures for the Fund of approximately $60,800 for advertising and promotion, $9,400 for printing, postage, and stationery, $43,100 for overhead support expenses, $456,700 for salaries of personnel of the Distributor, and $971,400 for third party servicing fees.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Class AAA shares were first offered to the public on April 10, 1987. Class A and Class C shares were first offered to the public on December 31, 2003. Class I shares were first offered to the public on January 11, 2008.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Fund’s prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, an affiliate of the Adviser and a broker-dealer member of the FINRA; and (2) pay commissions to brokers other than G.research, which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter (“OTC”) securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $142,306 on portfolio transactions in the principal amount of $543,978,849 during 2024. The average commission on these transactions was $0.04982 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews. Persons who beneficially own stock in affiliates or G.research or who are employed by G.research or its affiliates may have a financial interest in commissions paid to G.research.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the past three fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31	Commissions Paid
Total Brokerage Commissions*	2022	$218,350
	2023	$171,141
	2024	$142,306

Commission paid to G.research	2022	$0
	2023	$0
	2024	$0

% of Total Brokerage Commissions paid to G.research	2024	0.00%
% of Total Transactions involving Commissions paid to G.research	2024	0.00%

*	The Fund’s total commissions varied over the past three years due to the variations in the Fund’s average net assets and portfolio turnover.

During its fiscal year ended December 31, 2024, the Fund did not purchase securities of its regular broker-dealers or its parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected by an ad hoc committee of independent Board members and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless (a) the shareholder has redeemed more than $250,000 over the preceding three months, and (b) either the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund or the shareholder has indicated a preference to the Fund for redemptions in kind. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund’s policy is only to distribute securities to shareholders from its portfolio of investments that meet the following criteria: (i) traded on a major stock exchange and have a free float of at least $500 million, or (ii) the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. In either case, the Fund will not distribute an amount of securities of a particular issuer that exceeds 25% of the average daily trading volume of such security over the preceding 20 trading days.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s prospectus. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Class C shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class I shares, as applicable, as a result of the higher service and distribution-related fees to which Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. OTC market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser, which has been appointed “valuation designee” pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board and the security will be valued based on written or standing instructions from the Adviser, as valuation designee.

Equity securities which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges but may be fair valued by the valuation designee under procedures adopted pursuant to Rule 2a-5 if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board under Rule 2a-5) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the valuation designee should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the valuation designee will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements pursuant to the Fund’s Rule 2a-5 policies and procedures, and such information will be reported to the Board when and as required under Rule 2a-5 and the Fund’s policies and procedures adopted thereunder. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the valuation designee. If all markets on which such an equity security have suspended trading, the valuation designee will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the valuation designee.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the valuation designee.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the valuation designee under procedures established pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service overseen by the valuation designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the valuation designee under procedures established pursuant to Rule 2a-5. Additional information on fair valuation is provided in the Fund’s prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions.

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares by U.S. persons who hold their shares as capital assets (generally, assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) or opinion of counsel regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Fund will be subject to regular corporate-level income taxes. The Fund intends to distribute substantially all of its income and gains. If the Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, the Fund would be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year end to use the Fund’s fiscal year), and (3) certain ordinary income and net capital gains for previous years that were not distributed during such years and upon which no income tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly reported distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate, provided that certain holding period requirements are met. Properly reported dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations may, subject to limitations, be eligible for the dividends received deduction.

Distributions of gains may be taxed at different rates depending on how long the Fund held the security giving rise to such gains. Distributions of the excess of net long term capital gains over net short term capital losses, if any, properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long term capital gains, regardless of how long a shareholder has held Fund shares.

To the extent that the Fund retains any net long term capital gains, it may report them as “deemed distributions” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amounts so reported on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form and a claim for refund that allows them to recover the tax paid on their behalf. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gains, if the shareholder holds his shares as capital assets).

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain distribution). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the purchaser.

Foreign Taxes

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund’s shareholders.

Dispositions

Upon a redemption, sale, or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and for non- corporate shareholders the rate of tax will depend upon the shareholder’s holding period for the shares and the shareholder’s level of taxable income. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of Fund dividends) within a period of sixty-one days, beginning thirty days before and ending thirty days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long term capital gain, any loss recognized on the sale of such shares during such six month period would be a long term capital loss to the extent of such distribution.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

Tax on Net Investment Income

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% federal tax on dividend and other net investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Backup Withholding

The Fund generally will be required to withhold U.S. federal tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders, currently at a rate of 24%, if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if timely filings are made to the IRS.

Certain Reportable Transactions

If a shareholder recognizes, in any taxable year, a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). In addition, under the Foreign Account Taxpayer Compliance Act (“FATCA”), withholding at a rate of 30% is required on dividends in respect of Fund shares held by “foreign financial institutions” (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Similarly, dividends in respect of Fund shares held by an investor that is a non-financial foreign entity is subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. Under proposed regulations upon which taxpayers may rely until changed or made final, FATCA withholding does not apply to gross proceeds on a disposition of Fund shares or capital gain distributions paid by the Fund. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this legislation on their investment in the Fund.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest on obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short term capital gains” (generally, the excess of the Fund’s net short term capital gain over the Fund’s long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some, or none of its potentially eligible dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute or successor Form).

Fund Investments

Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long term and 40% short term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund’s sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

Investors should consult their own tax advisers regarding U.S. federal, state, local, and foreign tax considerations.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund’s total return figures to the Distributor.

In its reports, investor communications, or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

DESCRIPTION OF THE FUND’S SHARES

The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $0.01 per share). The Fund’s shares have no preemptive or conversion rights.

Voting Rights

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Massachusetts business trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies. In addition, the Fund’s Trustees will call a meeting of shareholders upon the written request of the shareholders of 33 1⁄3% of the Fund’s outstanding shares (10% in the case of removal of a Trustee). Furthermore, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants’ expense, the applicants’ communication to all other shareholders. The Declaration of Trust, as amended and supplemented, provides that the Fund’s shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. Except for a change in the name of the Fund, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. Shareholders have no preemptive or conversion rights. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund intends to continue indefinitely.

Liabilities

The Fund’s Declaration of Trust, as amended and supplemented, provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust, as amended and supplemented, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust’s obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund, and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment recovered thereon.

FINANCIAL STATEMENTS

The Fund’s Financial Statements, including the Report of PwC, are incorporated herein by reference to the Fund’s Form N-CSR for the fiscal year ended December 31, 2024. The Fund’s Financial Statements are available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A-1

S&P GLOBAL RATINGS (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-3